FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2005
GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-31456	06-0984624

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 FIELD POINT ROAD, GREENWICH, CT	06830

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 629-3722
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On June 3, 2005, Genesee & Wyoming Inc. (“GWI”) filed a Current Report on Form 8-K in connection with the June 1, 2005 closing of the acquisition, directly or indirectly, of all of the equity interests of Rail Partners, L.P., Evansville Belt Line Railroad, Inc., Grizzard Transfer Company, Inc., KWT Railway, Inc., AN Railway, L.L.C., The Bay Line Railroad, L.L.C., Western Kentucky Railway, L.L.C., Rail Switching Services, L.L.C., M&B Railroad, L.L.C., an Alabama limited liability company Riceboro Southern Railway, LLC, East Tennessee Railway, L.P., Galveston Railroad, L.P., Georgia Central Railway, L.P., Little Rock & Western Railway, L.P., Tomahawk Railway, Limited Partnership, Valdosta Railway, L.P. and Wilmington Terminal Railroad, Limited Partnership. The description of the transaction is set forth in the June 3, 2005 Current report on Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on June 3, 2005 to include audited and unaudited financial statements for the acquired business and related GWI pro forma financial information.

Item 9.01. Financial Statements and Exhibits
ITEM 9.01 EXHIBITS
SIGNATURES
EX-23.1: CONSENT OF CARR, RIGGS & INGRAM, LLC
EX-99.1: AUDITED, UNAUDITED AND UNAUDITED PRO FORMA FINANCIAL STATEMENTS
EX-99.2: UNAUDITED FINANCIAL STATEMENTS AND UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

	The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

	Audited Combined Financial Statements of Rail Partners Limited Partnership and Consolidated Entities, and Rail Management Corporation:

	Independent Auditors’ Report	2

	Combined Balance Sheet as of December 31, 2004	2

	Combined Statement of Income for the Year Ended December 31, 2004	3

	Combined Statement of Owner’s Capital for the Year Ended December 31, 2004	4

	Combined Statement of Cash Flows for the Year Ended December 31, 2004	5

	Notes to Combined Financial Statements	6 — 13

(b)	Unaudited Combined Financial Statements of Rail Partners Limited Partnership and Consolidated Entities, and Rail Management Corporation:

	Unaudited Combined Balance Sheets as of March 31, 2005 and December 31, 2004	14

	Unaudited Combined Statement of Income for the Three Months Ended March 31, 2005 and 2004	15

	Unaudited Combined Statement of Cash Flows for the Three Months Ended March 31, 2005 and 2004	16

	Notes to Unaudited Combined Financial Statements	17 — 22

(c)	Pro Forma Financial Information of Genesee & Wyoming Inc.

	The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

	Pro Forma Combined Balance Sheets as of March 31, 2005	3 — 4

	Pro Forma Combined Statement of Income the Three Months Ended March 31, 2005	5

	Pro Forma Combined Statement of Income for the Year Ended December 31, 2004	6

	Notes to Unaudited Pro Forma Combined Financial Statements	7 — 12

(d)	Exhibits.
     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.
ITEM 9.01 EXHIBITS

Exhibit No.	Description

23.1	Consent of Carr, Riggs & Ingram, LLC

99.1	Audited financial statements and unaudited financial statements.

99.2	Unaudited financial statements and unaudited pro forma financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

	By:	/S/ JAMES M. ANDRES

		Name:	James M. Andres
		Title:	Chief Accounting Officer

Dated: August 15, 2005